forty-EIGHTH
annual report
for the year ended
september 30,

1997

Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy, unless a Prospectus has been previously received and except in conjunction with a Prospectus.

Concord Fund,
INC.

January 8, 1998


To All Shareholders:
Enclosed is the Annual Report for the year ended September 30, 1997. The net asset value per share on that date was $26.06 per share compared with $29.30 one year earlier. While most of this decline was due to the large dividend paid in January 1997, there was a decrease in net assets from operations. Investment gains were more than offset by a net operating loss. Because it is uneconomic to operate a fund the size of Concord Fund, and there are no prospects of increasing the assets of the fund substantially, the fund Directors have decided to liquidate the fund. We are sending you with the annual report a proxy statement describing the liquidation. Please read the proxy statement and vote your proxy.


Sincerely,




Gerald I. White, CFA
President


Independent Auditors' Report

To the Board of Directors and Shareholders
Concord Fund, Inc.
We have audited the accompanying statement of assets and liabilities of Concord Fund, Inc., including the schedule of investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended, and the financial highlights for the four years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 1993 were audited by other auditors whose report dated June 1, 1994, expressed an unqualified opinion on those financial highlights. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Concord Fund, Inc. at September 30, 1997, the results of its operations for the year then ended, and the changes in its net assets for the two years then ended and financial highlights for the four years then ended, in conformity with generally accepted accounting principles. As discussed in Note E to the financial statements, the Board of Directors approved a Plan of Liquidation and Dissolution of the Fund and are reccommending shareholder approval of the Fund's liquidation and dissolution pursuant to the plan.


                                                Wolf & Company, P.C.
Boston, Massachusetts
November 19, 1997



Statement of Assets and Liabilities September 30, 1997 Assets Investments at market (cost-$507,390) - Note C $ 507,390 Cash 295,124 Prepaid expenses 16,844 Total Assets 819,358

Liabilities
Accounts payable and accrued expenses 29,600 Total Liabilities 29,600 Net Assets (equivalent to $26.06 per share based on 30,308 shares outstanding) Note D $ 789,758



Statement of Operations
Year Ended September 30, 1997
Investment Income (Loss)
Income:
Dividends         $     6,760
Interest          28,552
35,312
Expenses:
Custodian and
    accounting fees  $ 41,819)
Professional fees  29,903)
Officer's compensation
  and expenses-
  Note B          6,000)
Directors' fees   2,000)
Stockholder and regula-
  tory reports    904)
Insurance         2,808)
Miscellaneous     1,214)   84,648
  Net Investment Loss      (49,336)
Realized and unrealized gain
on investments
Net realized gain from
  investment
  transactions    112,879)
Change in unrealized
  appreciation of
    investments   (77,025))
Net Gain on Investments  35,854
Net Decrease in Net Assets
Resulting from Operations  $(13,482)

See notes to financial statements.


Schedule of Investments
September 30, 1997


Name of Issuer Face Market
and Title of Issue Amount Value
Short-term Securities

Bank Commercial Paper
   due 10/31/97 with a 5.33%
   effective yield on the date
   of purchase    $507,390   $507,390)

Total Short-term Securities
(Cost $507,390) (64.2%)      507,390)

Cash (37.4%)               295,124)

Prepaid Expenses)
     less Liabilities (1.6%)   (12,756)

Total Net Assets (100%)    $789,758)


See notes to financial statements.

Statements of Changes In Net Assets

Year Ended
September 30
1997     1996
Increase (Decrease)
in Net Assets
from Operations
Net investment loss $ (49,336) $ (6,947) Net realized gain from investment transactions 112,879) 87,341) Change in unrealized appreciation of investments (77,025) (15,574) Net Increase (Decrease) In Net Assets Resulting from Operations (13,482) 64,820) Distributions To Shareholders From Net Realized Gain On Investments-Note A (87,260) (18,948) Capital Share Transactions-Note D Cost of shares repurchased (22,617) (84,154) Net Decrease in Net Assets (123,359) (38,282) Net Assets Beginning of year 913,117) 951,399) End of year $ 789,758 $ 913,117)





See notes to financial statements.


Financial Highlights
Selected data for each share of capital stock outstanding throughout each year:
                Year Ended September 30,

                   1997              1996   1995 (a)     1994 (a)       1993(a)

Net Asset Value, Beginning of Year  $29.30 $28.04 $29.34 $29.40 $26.89
Income/(Loss) from Investment Operations:
Net Investment Loss  (1.61) (0.26)  (1.08)  (.51)    (0.22)
Net Realized and Unrealized Gain on Investments 1.17 2.07 1.36 .45 2.73 Total From Investment Operations (0.44) 1.81 .28 (.06) 2.51
Less Distributions to Shareholders From:
Net Realized Gains  (2.80) (0.55)   (1.58)  0.00     0.00
Capital Paid In   0.00     0.00     0.00    0.00     0.00
Total Distributions  (2.80) (0.55)  (1.58)  0.00     0.00
Net Asset Value, End of Year  $26.06 $29.30 $28.04 $29.34 $29.40
Total Return      (1.62%)  6.67%    1.20%   (0.20%)  9.33%
Ratios and Supplemental Data:
Net Assets, End of Year (000's omitted)  $790 ) $913 ) $951  ) $1,067     )
  $1,115    )
Ratios to Average Net Assets:
Expenses          10.19%   5.02%    8.57%   5.16%    4.03%
Net Investment Loss  (5.94%) (0.71%) (3.57%) (1.78%) (0.77%)
Portfolio Turnover Rate  0.00% 0.00% 0.00%  0.00%    19.11%


Notes to financial Statements
Note A--Accounting Policies
Concord Fund, Inc., (the "Fund") is a diversified, open-end management investment company which has been registered under the Investment Company Act of 1940, as amended. At September 30, 1997, Fund shares were not available for sale to the general public since such shares were not currently registered for sale under Securities and Exchange Commission requirements. Significant accounting policies of the Fund are as follows:
Valuation of Investments: Investments are valued at market values. Securities that are traded on U.S. exchanges are valued at the last sales price or, in the absence of a reported sale, the last bid price. Unlisted securities are valued at the bid price. Short-term U.S. Government securities are carried at amortized cost. Short-term investments other than U. S. Government securities are carried at cost with earned income included in interest receivable. Investment security transactions are recorded on the date of purchase or sale. Federal Income Taxes:
For the year ended September 30, 1997, the Fund qualified to be taxed as a "regulated investment company" and, as such, (and by complying with the applicable provisions of the Internal Revenue Code), was not subject to federal income tax on taxable income (including any realized capital gains) which was distributed to shareholders. Realized gains from security transactions are distributed to shareholders in the succeeding year.
The Fund declared and paid in January, 1998, a dividend on 1997 capital gains of $3.76 per share aggregating approximately $113,000. Dividends: The Fund records dividends receivable on investment securities and dividends payable to shareholders on the ex-dividend date.

Note B--Officer's Compensation
The Fund acts as its own investment adviser and incurred costs for an officer's salary and expenses in connection with investment advisory and administrative services.

Note C--Investment Transactions
There were no purchases of securities (excluding short-term and U.S. Government Securities) during the year ended September 30, 1997. Proceeds from sales of securities (excluding short-term and U.S. Government securities) aggregated $227,980 during the year ended September 30, 1997. Net realized gain on sales of investments was determined on the basis of identified cost. See also Note E.

Notes to financial statements-(Cont.)



Note D--Capital Stock
At September 30, 1997, there were 2,000,000 shares of $1 par value capital stock authorized. During fiscal 1997 and 1996, no capital shares were sold, and 855 and 2,766 shares were repurchased for $22,617 and $84,154, respectively. Net assets at September 30, 1997 consisted of: Capital stock-30,308 shares at $1.00 par value outstanding $ 30,308) Paid-in surplus 646,242) Capital paid in 676,550) Accumulated net realized gains on securities transactions 113,208

Net assets at September 30, 1997  $789,758)

During the year ended September 30, 1997, the Fund reclassified $49,336 from accumulated net investment loss to capital paid in.

Note E--Proposed Dissolution
In 1997, the Board of Directors of the Fund approved a Plan of Liquidation and Dissolution of the Fund after concluding that this was in the best interest of the Fund.
Consequently, the Fund engaged a law firm to prepare a proxy statement to obtain shareholder approval for the dissolution and, if shareholder approval is obtained, to dissolve the Fund in 1998. Expenses incurred in connection with the proposed dissolution amounted to $18,156 in 1997. As a result of the intent to dissolve the Fund, the Fund disposed of its common stock investments in September 1997 and intends to invest only in short-term liquid investments.



Concord Fund,

Custodian
Jefferies & Company, Inc.
11100 Santa Monica Blvd., 10th Floor
Los Angeles, CA 90025

Transfer Agent & Dividend Dispersing Agent CHASE MELLON SHAREHOLDER SERVICES 450 West 33rd Street
New York, NY 10001

Counsel  Independent  Auditors  Berner & Berner,  P.C. WOLF & COMPANY,  P.C. 515
Madison Avenue One International Place New York, NY 10022 Boston, MA 02110 Record of Distributions Distributions Net asset Dividends Net asset from value plus Fiscal years from value per realized cumulative Ended ordinary share at end gain on capital gain
September 30,  income  of year investments distributions
1950              $  .30   $11.32   $  .05  $11.37
1951              .65      12.55    1.25    13.85
1952              .39      12.73    None    14.03
1953              .48      11.98    .72     14.00
1954              .42      14.59    .33     16.94
1955              .60      17.83    1.02    21.20
1956              .61      16.03    2.85    22.25
1957              .51      12.71    1.90    20.83
1958              .49      14.91    .50     23.53
1959              .39      14.58    1.90    25.10
1960              .44      13.76    None    24.28
1961              .28      14.21    1.35    26.08
1962              .19      10.38    None    22.25
1963              .16      12.84    None    24.71
1964              .17      13.18    None    25.05
1965              .12      13.94    None    25.81
1966              .11      13.68    .30     25.85
1967              .22      18.74    .50     31.41
1968              .30      23.20    None    35.87
1969              .50      15.17    3.96    31.80
1970              .05      11.42    .83     *28.88
1971              .22      11.05    None    28.51
1972              .24      11.43    None    28.39
1973              .25      10.08    None    27.54
1974              .11      6.64     None    24.10
1975              .14      7.93     None    25.39
1976              .16      11.78    None    29.24
1977              .32      12.49    None    29.95
1978              .39      15.03    None    32.49
1979              .48      17.83    None    35.29
1980              .56      19.24    None    36.70
1981              .57      19.38    None    36.84
1982              .75      20.09    None    37.55
1983              .78      25.77    None    43.23
1984              .78      26.33    None    43.79
1985              1.20     27.40    None    44.86
1986              1.20     27.70    None    45.16
1987              .76      33.45    None    50.91
1988              .30      26.54    2.25    46.25
1989              .06      26.41    1.04    47.16
1990              .27      21.16    None    41.91
1991              .15      23.64    None    44.39
1992              None     26.89    None    47.64
1993              None     29.40    None    50.15
1994              None     29.34    None    50.09
1995              None     28.04    1.58    50.37
1996              None     29.30    .55     52.18
1997              None     26.06    2.80    51.74
*Includes 35(cent) per share of net realized short term capital gains taxable to stockholders as ordinary income.